UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2014

NEOSTEM, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-33650 (Commission File Number)	22-2343568 (IRS Employer Identification No.)

420 Lexington Avenue, Suite 350, New York, New York 10170
(Address of Principal Executive Offices)(Zip Code)

(212) 584-4180
Registrant's Telephone Number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Appointment of Director.
Effective as of July 8, 2014, NeoStem, Inc. (“NeoStem” or the “Company”) appointed Steven M. Klosk, age 57, to serve as an independent member of the Company's Board of Directors. Since 2008, Mr. Klosk has served as President, CEO & Director at Cambrex Corporation (CBM), a NYSE listed company with annual revenues of approximately $315 million and one of the leading providers of active pharmaceutical ingredients, advanced intermediates and finished dosage form products to the branded and generic pharmaceutical markets. In his current role, he is is responsible for all aspects of Cambrex’s global business with manufacturing and R&D facilities in the US, Sweden, Italy, Estonia, Germany and India. During his tenure, total shareholder return for Cambrex rose at a four year compounded annual growth rate of 51 percent. Mr. Klosk has also held other executive positions at Cambrex Corporation, including Executive Vice President & COO; as well as President, Pharma Business Unit from 2007 through 2008, which encompassed four operating units in North America and Europe. From 2003 through 2007, he was Executive Vice President & COO Cambrex Pharma & Biopharmaceuticals Business Unit where he managed a highly profitable global business with six operating units in North America and Europe.
Mr. Klosk earned a BS from Cornell University and a JD from New York Law School.

Item 7.01 Regulation FD Disclosure.
On July 8, 2014, NeoStem issued a press release announcing Mr. Klosk's appointment. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by reference in such a filing.

Forward Looking Statements
This Current Report on Form 8-K, including Exhibit 99.1 hereto, contains “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically preceded by words such as “believes,” “expects,” “anticipates,” “intends,” “will,” “may,” “should,” or similar expressions, although some forward-looking statements are expressed differently. Forward-looking statements represent the Company's management's judgment regarding future events. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, the Company can give no assurance that such expectations will prove to be correct. All statement other than statements of historical fact included in the Current Report on Form 8-K are forward-looking statements. The Company cannot guarantee the accuracy of the forward-looking statements, and you should be aware that the Company's actual results could differ materially from those contained in the forward-looking statements due to a number of factors, including the statements under "Risk Factors" contained in the Company's reports filed with the Securities and Exchange Commission.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description
99.1	Press Release dated July 8, 2014*

 *     Exhibit 99.1 is furnished with this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEOSTEM, INC.

By:	/s/ Catherine M. Vaczy
Name:	Catherine M. Vaczy, Esq.
Title:	General Counsel

Dated:    July 8, 2014